Filed Pursuant to Rule 497(a)

File No. 333-225447

Rule 482ad

GLADSTONE INVESTMENT CORPORATION

$65,000,000

6.375% Series E Cumulative Term Preferred Stock due 2025

Pricing Term Sheet

August 15, 2018

The following sets forth the final terms of the 6.375% Series E Cumulative Term Preferred Stock due 2025 (the “Series E Term Preferred Stock”) and should only be read together with the preliminary prospectus supplement dated August 14, 2018, together with the accompanying prospectus dated July 13, 2018, relating to the Series E Term Preferred Stock (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	Gladstone Investment Corporation (the “Company”)

Title of Securities	6.375% Series E Cumulative Term Preferred Stock due 2025

Securities Offered	2,600,000 shares of Series E Term Preferred Stock, or 2,990,000 shares if the underwriters exercise their over-allotment option in full.

Public Offering Price	$25.00

Sales Load (Underwriting Discounts and Commissions)	$0.78125

Proceeds to the Company, before expenses	$62,968,750

Dividend Yield	6.375%

First Dividend Payment	The Company expects that dividends with respect to the first Dividend Period of the Series E Term Preferred Stock will be declared in September 2018 and paid on September 28, 2018 to holders of record at the close of business on September 19, 2018.

Listing	The Company has applied to list the Series E Term Preferred Stock on the Nasdaq Global Select Market under the symbol “GAINL.” Trading on the Series E Term Preferred Stock is expected to begin within 30 days after the date of the trade date.

Mandatory Redemption Date	August 31, 2025

Optional Redemption Date	On or after August 31, 2020

Trade Date	August 15, 2018

Settlement Date* and Date Dividends Start Accruing	August 22, 2018

CUSIP/ISIN	376546 602/US3765466020

Joint Book-running Managers	BMO Capital Markets Corp. Janney Montgomery Scott LLC Ladenburg Thalmann & Co. Inc.

Lead Manager	B. Riley FBR, Inc.

Co-Managers	J.J.B. Hilliard W.L. Lyons, LLC Wedbush Securities Inc. William Blair & Company, L.L.C. National Securities Corporation Boenning and Scattergood, Inc.

Transfer agent, dividend paying agent and registrar	Computershare, Inc.

*

Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Series E Term Preferred Stock on the date of pricing or the next two succeeding business days will be required, by virtue of the fact that the Series E Term Preferred Stock initially will settle T+5, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Series E Term Preferred Stock who wish to trade the Series E Term Preferred Stock on the date of pricing or the next four succeeding business days should consult their own advisor.

This pricing term sheet, the Preliminary Prospectus and pricing press release are not offers to sell or the solicitation of offers to buy, nor will there be any sale of the Series E Term Preferred Stock referred to in this pricing term sheet, in any jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related preliminary prospectus supplement, copies of which may be obtained from BMO Capital Markets Corp., Attention: Syndicate Department, 3 Times Square, 25th Floor, New York, New York 10036, Phone: (800) 414 -3627, Email: bmoprospectus@bmo.com; or Janney Montgomery Scott LLC, Attention: Prospectus Department, 1717 Arch Street, Philadelphia, Pennsylvania 19103, Phone: (215) 665-6130, Email: prospectus@janney.com.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement, dated August 14, 2018, and accompanying prospectus, dated July 13, 2018, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

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